PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2015
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2014	2015
Leasehold improvements	$3,723	$3,887
Furniture, fixtures and office equipment	2,431	2,440
Software and IT equipment	3,059	3,013

Property and equipment, gross	9,213	9,340
Less: Accumulated depreciation	(5,549)	(7,131)

Property and equipment, net	$3,664	$2,209